AMENDMENT #2 TO
                        AGREEMENT FOR WHOLESALE FINANCING
                              (Security Agreement)


This Amendment #2 to the Agreement for Wholesale Financing (this "Amendment") is made as of August 25, 1997 by and between MicroAge Computer Centers, Inc., a Delaware corporation ("MCCI"), MicroAge Logistics Services, Inc., a Delaware corporation ("MLS") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS

         WHEREAS, MCCI and IBM Credit have entered into that certain Agreement for Wholesale Financing dated as of December 17, 1993 (as amended, supplemented or as otherwise modified from time to time, the "Agreement");

         WHEREAS, MLS is an affiliate of MCCI and will be acquiring inventory with financing provided by IBM Credit;

         WHEREAS, IBM Credit, MCCI and MLS believe it is in their best interests to make MLS a party to the Agreement, and

         WHEREAS, IBM Credit, MCCI and MLS have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, MCCI and MLS ("we" or "us") and IBM Credit ("you") hereby agree as follows:

Section 1. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2.  Modification of Agreement

         A. The Agreement is hereby modified by hereby making MLS a party to the Agreement, and all references to "MCCI" in the Agreement shall be deemed to be references to MicroAge Computer Centers, Inc. and MicroAge Logistics Services, Inc., acting jointly and severally. MLS hereby expressly assumes, on a joint and several basis, all obligations of MCCI under the Agreement, including without limitation all obligations regarding interest charges, fees and other amounts payable to IBM Credit under letter agreements executed by MCCI and IBM Credit in connection with the Agreement. Nothing herein shall be deemed to release MCCI from any such obligations. MCCI and MLS hereby affirm all representations, warranties and obligations of MCCI in the Agreement. MCCI and MLS agree that they shall be jointly and severally responsible and liable for all obligations, representations and warranties of MCCI and/or MLS under the Agreement, as amended hereby.

In furtherance of the foregoing and not as a limitation, to secure all of its current and future debts owed to IBM Credit, whether under the

Agreement or any current or future guaranty or other agreement, MLS grants to IBM Credit a security interest in all inventory, equipment, fixtures, accounts, contract rights, chattel paper, instruments, documents of title, deposit accounts, reserves and general intangibles, now owned or hereafter acquired, and all attachments, parts, accessories, accessions, substitutions, and replacements thereto and all proceeds thereof, and to the extent related to the property described above, all books, correspondence, credit files, records, invoices and other papers and documents, including without limitation, to the extent so related, all tapes, cards, computer runs, computer programs and other papers and documents in our possession or control or in the possession or control of any computer bureau from time to time acting for us, and, to the extent so related, all rights in, to and under all policies of insurance, including claims of rights to payments thereunder and proceeds therefrom, including any credit insurance, and all proceeds thereof.

         B. Paragraph 15 (a) of the Agreement is hereby amended by deleting such paragraph in its entirety and substituting, in lieu thereof, the following:

         "We both agree that all written material, disclosed to or received by either of us from the other under this Agreement and the Original AWF or by you from DFS under the Participation Agreement executed by and between you and DFS on August 3, 1995 will be deemed "Proprietory Information" of such other party, unless and until such time as:"

         C. Paragraph 15(b)(2) of the Agreement is hereby amended by inserting therein immediately following the word "consultants" the words "any party or parties who may provide insurance to you in connection with any obligations owed by us, including the obligations owed by us to you under this Agreement or the obligations owed by us to DFS in which you are participating pursuant to the Participation Agreement executed by and between you and DFS on August 3, 1995."

         D. Paragraph 16 is hereby amended by deleting the first sentence thereof in its entirety and substituting, in lieu thereof, the following:

         "16. Each of the following shall constitute a default  ("Default"):  if
(i) we do not comply with any of the terms of this Agreement, the Financing Agreement or any related documents in any material respect, or if we do not fulfill any obligations to you under this Agreement in any material respect, the Financing Agreement or any related documents, or any guarantor of our indebtedness to you under this Agreement or any other agreements breaches any of the terms, warranties or representations contained in any guaranty or other agreements between any guarantor and you, or we or any member of the Consolidated Group become insolvent or cease to do business as a going concern which materially affects the business of the Consolidated Group, or (ii); we or any member of the Consolidated Group file a voluntary petition for bankruptcy protection, have filed against it any involuntary bankruptcy petition which remains undismissed for a period of sixty (60) days, make any assignment for the benefit of creditors, consent to the appointment of a custodian, receiver, trustee, liquidator, administrator or person with similar powers or have any of our properties seized or attached, or take any action to authorize, or for the purpose of effectuating the foregoing; (iii) judgment is entered in an amount in excess of one hundred thousand dollars ($100,000.00) and such judgment is not satisfied, dismissed stayed or superseded by bond within thirty (30) days after the day of entry thereof (and in the event of a stay or superseded by bond, such judgment is not discharged within thirty (30) days after termination of any such stay or bond); (iv) we or any member of the Consolidated Group dissolve or liquidate which materially affects the business of the Consolidated Group, or we or any member of the Consolidated Group or any of our directors or stockholders take any action to dissolve or liquidate which materially affects the business of the Consolidated Group; (v) any auditor qualifies his opinion relative to any financial statement delivered to you under this Agreement with respect to a "going concern" or like qualification or exception or a qualification arising out of the scope of the audit; (vi) there issues a warrant of distress for any rent or taxes with respect to any premises occupied by us or any member of the Consolidated Group in or upon which the Products, or any part thereof, may at any time be situated and such warrant shall continue for a period of ten (10) days from the date such warrant is issued; or (vii) we or any member of the Consolidated Group are in default under any of our obligations to DFS under any agreement between us or any member of the Consolidated Group and DFS (including, without limitation, any Agreement for Wholesale Financing or Purchase Agreement) in any material respect, and the applicable cure period thereunder, if any, has expired."

         E. The Agreement is hereby modified by deleting Exhibit A and Exhibit B in their entirety and substituting in lieu thereof, the Exhibit A and Exhibit B attached hereto.

Section 3. Representations and Warranties. We make to you the following representations and warranties all of which are material and are made to induce you to enter into this Agreement.

Section 3.1 Accuracy and Completeness of Warranties and Representations. All representations made by us in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by us in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

Section 3.2 Violation of Other Agreements. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause us not to be in compliance with the terms of any agreement to which we are a party.

Section 3.3 Litigation. Except as has been disclosed by us to you in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against us, which if adversely determined, would materially adversely affect our ability to perform our obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

Section  3.4   Enforceability  of  Amendment.   This  Amendment  has  been  duly
authorized, executed and delivered by us and is enforceable against us in accordance with its terms.

Section 4. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. We hereby, ratify, confirm and agree that the Agreement, as amended hereby, represents a valid and enforceable obligation of ours, and is not subject to any claims, offsets or defense.

Section 5. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws of the State of Arizona.

Section 6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by the authorized officers of the undersigned as of the day and year first above written.


                                        MICROAGE COMPUTER CENTERS, INC.

                                        By: /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------
                                                /s/ Alan Hald
                                        -------------------------------
                                                Secretary

                                        MICROAGE LOGISTICS SERVICES, INC.

                                        By: /s/ James R. Daniel
                                           ----------------------------
                                        Title:  Treasurer
                                              -------------------------
                                                /s/ Alan Hald
                                        -------------------------------
                                                Secretary


                                        Accepted and Agreed:

                                        IBM CREDIT CORPORATION

                                        By: /s/ Ronald J. Bachner
                                           ----------------------------
                                        Title: Manager Global Strategic
                                               ------------------------
                                               Account Marketing
                                               -----------------